EOSTRE

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为什么成立EOSTRE X

Why Was EOSTRE X Established

- EOSTRE X 成立1.4.2021
- 为了配合Eostre更快速完成未来5年计划
- EOSTRE X的核心是打造开放式平台，以及资源共享的平台（淘宝 - 让全世界没有难做的生意）
- 马来西亚将会是EOSTRE X的试点
- 从马来西亚开始衍生整个东南亚市场

- EOSTRE X was established 1.4.2021
- In order to cooperate with Eostre to complete the next five-year plan more quickly
- The core of EOSTRE X is to create an open platform and a platform for resource sharing (Taobao - no difficult business in the world)
- Malaysia will be the pilot of EOSTRE X
- Derive the entire Southeast Asian market from Malaysia


EOSTRE
X

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EOSTRE™

EOSTRE X的目标以及责任

EOSTRE X Target & Responsibilities

EOSTRE X是一个全新开放式平台

- 透过全新的开放式平台EOSTRE X运用C2C的方式（海纳百川）可以越做越大
- EOSTRE X的责任就是帮助代理们筛选出更优质的品牌
- 并且帮助该品牌解决所面对到的痛点
- 从而打造资源共享共赢的平台

EOSTRE X is a **Brand New Open Platform**

- Through the new open platform EOSTRE X to use C2C (inclusive of all rivers), you can get bigger and bigger
- EOSTRE X's responsibility is to help agents to select better brands
- And help the brand solve the pain points it faces
- To create a platform for resource sharing and win-win


EOSTRE

EOSTRE™

品牌所面对的痛点

Pain Points Faced By Brands

- 你是品牌创办人但是不懂如何推广你的品牌？
- 你还在担心你的运作方式合不合法？
- 你还在烦恼产品丢价的问题？
- 你还在烦恼你的产品如何销售？
- 你还在烦恼品牌所面对的瓶颈？

- You are a brand founder but don't know how to promote your brand?
- Are you still worried about the legality of your operation?
- Are you still worried about the issue of product price loss?
- Are you still worrying about how to sell your products?
- Are you still worrying about the bottleneck faced by the brand?



EOSTRE™

EOSTRE X提供一系列完善系统

EOSTRE X Provides A Series Of Complete Systems



验证成功的系统
Verified Successful System

- 过去很多团队在这套系统成功的案例
- 很多人通过这套系统赚取很高收入

- In the past, many teams have succeeded in this system
- Many people earn a high income through this system



合法运营
Legal Operation

- 很多品牌并不是合法的运作
- 我们拥有直销牌照

- Many brands are not operating legally
- We have a direct sales license



合法收入
Legal Income

- 所有收入都能合法报税
- 公司提供CP58报税

- All income can be filed legally
- The company provides CP58 tax returns

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我们为你解决所有痛点

We Solve All The Pain Points For You



产品价格统一
Uniform Product Price

- 我们通过系统下单的方式，解决产品丢价的问题
- 更好把好的产品可以永续销售

- We use the system to place orders to solve the problem of product price loss
- Better to keep good products for sustainable sales



更多好的产品种类
More Good Product Categories

- 跨领域的产品
- 解决人才流失的问题
- 在一个平台可以选择多样化产品销售

- Cross-domain products
- Solve the problem of brain drain
- You can choose to sell diversified products on one platform



资源共享
Resources Sharing

- 单打独斗很难做大做强
- 与其他品牌一起资源共享共赢

- It's hard to become bigger and stronger alone
- Sharing resources with other brands for a win-win situation

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EOSTRE™

一系列课程支持以及办公大楼

A Series Of Course Support And Office Building



有经验的团队支持
Experienced Team Support

- 专业市场部支持扶持您的团队
- 有策略的指引方向

- Professional marketing department supports your team
- Strategic direction



培训课程
Training Courses

- 一系列培训课程支持
- 通过线上线下的方式

- Supported by a series of training courses
- Online & Offline



公司大楼
Company Building

- 公司总部有一切资源共享，公司产品体验馆，会议厅，产品展厅等等

- The company headquarters has all resource sharing, company product experience hall, conference hall, product exhibition hall, etc.

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EOSTRE™

总部B1层EOSTRE X产品展示厅

HQ B1 Floor EOSTRE X Showroom





- 已是EOSTRE X伙伴的品牌将有机会把产品入驻EOSTRE X的产品展厅
- 带领伙伴来到产品展厅体验产品

- Brands that are already partners of EOSTRE X will have the opportunity to put their products in the product showroom of EOSTRE X
- Lead partners to the product showroom to experience the product

与不同品牌在每星期二8点正准时线上直播

Live Stream with Different Brands Every Tuesday at 8PM


EOSTRE


sandbox


EOSTRE
EOSTRE
EOSTRE


EOSTRE

直播主带货

Live Product Selling



- 这些也都是有**超过80,000客户群**的直播主
- 这些知名主播也主动与我们配合，因为他们也看到了EOSTRE X这种全新的模式，可以为他们创造自动收入
- 我们也成功带领这些品牌运用当下最流行的直播带货，也取得非常好的成绩

- These are also live broadcasters with more than **80,000 customer bases**
- These well-known anchors also actively cooperate with us, because they have also seen the brand new model of EOSTRE X, which can create automatic income for them
- We have also successfully led these brands to use the most popular live streaming products, and achieved very good results.

EOSTRE X沙龙会议

EOSTRE X Salon Meeting



- 举办第一场EOSTRE X品牌云集沙龙
- 这样的活动也能够帮助该品牌增加知名度以及创造更大销售额

- Hold the first **EOSTRE X Brands Salon Meeting**
- Such activities can also help the brand increase its exposure and create greater sales

EOSTRE X的策略伙伴

Strategic Partner of EOSTRE X

HAYES

YAMII

EO ASIA

CANDOUR

YUXINGE SHENGJIANGAIYITIE


EOSTRE

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2021

目标规划

Goal Planning

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EOSTRE X 2021年规划

EOSTRE X 2021 Plan

- 2021年**筛选**更多元化品牌种类
- Screen more diversified brand types in 2021



- **电子产品种类**
- Electronics Brands



- **保健种类**
- Healthcare Brands



- **护理种类**
- Skincare Brands



- 日用品种类
- Daily Essential Brands



- 美容种类
- Beauty Brands



- 美妆种类
- Makeup Brands

EOSTRE X =
Eostre达成目标的加速器

EOSTRE X = Eostre's Accelerator To Achieve Goals

- 我们把关筛选优质产品
- 我们解决品牌痛点
- 我们提供更好的推广方案
- 吸引更多人选择到Eostre创业
- 整合所有资源让Eostre能够快速完成目标

- We check and screen high-quality products
- We solve brand pain points
- We provide better promotion plan
- Attract more people to choose Eostre to start a business
- Integrating all resources allows Eostre to quickly complete its goals



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EOSTRE™

EOSTRE X



打造开放式平台合作

共赢时代

Creating Open Platform Co-operation

Win-Win Era

马上联系我们
Contact Us Now

Yippi: Eostre.Official

facebook.com/Eostre.X.Official
facebook.com/Eostre.Official

inquiry@eostre.com.my



EOSTRE X

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EOSTRE™

免责声明

Disclaimer

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